UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 1, 2011

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: 989-636-1000
Not applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Dow Chemical Company (“Dow” or the “Company”) is filing this Current Report on Form 8‑K to reflect a change in reportable segments described below with respect to the financial information contained in the Company's Annual Report on Form 10‑K for the year ended December 31, 2010, which was filed with the United States Securities and Exchange Commission (“SEC”) on February 18, 2011 (“2010 Form 10‑K”). In addition, a change to December 31, 2010 balance sheet amounts has been made to properly classify the current portion of "Deferred charges and other assets" of $349 million to "Other current assets." The information in this Current Report on Form 8‑K is not an amendment to or restatement of the 2010 Form 10‑K.

Beginning in the third quarter of 2011, The Dow Chemical Company (“Dow” or the “Company”) changed its reportable segments due to recent changes in the Company's organization. Following are the new segments along with key changes:

Electronic and Functional Materials
•Formerly named Electronic and Specialty Materials
•A portion of the Company's share of the results of Dow Corning Corporation, a joint venture of the Company, moved to Coatings and Infrastructure Solutions
•Dow Water and Process Solutions moved to Coatings and Infrastructure Solutions

Coatings and Infrastructure Solutions
•Formerly named Coatings and Infrastructure
•Includes Dow Water and Process Solutions previously aligned with Electronic and Specialty Materials
•Includes Performance Monomers previously aligned with Performance Products
•Includes a portion of the Company's share of the results of Dow Corning Corporation previously aligned with Electronic and Specialty Materials
•Dow Adhesives and Functional Polymers moved to Performance Plastics

Agricultural Sciences
•Formerly named Health and Agricultural Sciences

Performance Materials
•Reflects the combination of segments formerly named Performance Systems and Performance Products
•Includes Chlorinated Organics previously aligned with Chemicals and Energy
•Performance Monomers moved to Coatings and Infrastructure Solutions
•Dow Elastomers and Dow Wire and Cable moved to Performance Plastics

Performance Plastics
•Formerly named Plastics

•	Includes Dow Electrical and Telecommunications (formerly named Dow Wire and Cable) and Dow Elastomers previously aligned with Performance Systems
•Includes Dow Adhesives and Functional Polymers previously aligned with Coatings and Infrastructure

•	Dow Adhesives and Functional Polymers and Dow Specialty Packaging and Films (previously part of Dow Elastomers) combined to form Dow Packaging and Converting

Feedstocks and Energy
•Reflects the combination of segments formerly named Chemicals and Energy and Hydrocarbons
•Chlorinated Organics moved to Performance Materials

The following Items of the 2010 Form 10‑K have been presented to retrospectively reflect the change in reportable segments as described above, and are attached as Exhibit 99.1 to this Current Report on Form 8‑K:

•	Part I, Item 1. Business.

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

•	Part II, Item 8. Financial Statements and Supplementary Data.

No other Items of the 2010 Form 10‑K other than those identified above are being revised by this filing. Information in the 2010 Form 10‑K is generally stated as of December 31, 2010 and this filing does not reflect any subsequent information or events other than the change in reportable segments described above. Without limiting the foregoing, this filing does not purport to update Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the 2010 Form 10‑K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011, June 30, 2011 and September 30, 2011 and other filings with the SEC. This Current Report on Form 8‑K should be read in conjunction with the 2010 Form 10‑K and such Quarterly Reports on Form 10‑Q and other filings. The Quarterly Reports on Form 10‑Q and other filings contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2010 Form 10‑K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

23(a)	Consent of Independent Registered Public Accounting Firm.

23(b)	Analysis, Research & Planning Corporation's Consent.

99.1
As Adjusted Part I, Item 1. Business. As Adjusted Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations. As Adjusted Part II, Item 8. Financial Statements and Supplementary Data.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant
Date: November 1, 2011

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

23(a)	Consent of Independent Registered Public Accounting Firm.

23(b)	Analysis, Research & Planning Corporation's Consent.

99.1
As Adjusted Part I, Item 1. Business. As Adjusted Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations. As Adjusted Part II, Item 8. Financial Statements and Supplementary Data.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document